UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2025
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2025, Dollar Tree, Inc. (the “Company”) amended the Company’s By-Laws to revise Article III, Section 2 of the By-Laws to decrease the number of directors from twelve (12) to eleven (11). The complete text of the By-Laws, as amended, is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on June 19, 2025. The final voting results for each matter voted on by shareholders at the 2025 Annual Meeting are as follows:

1.The shareholders elected the following individuals to the Company’s Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Michael C. Creedon, Jr.	177,719,376	577,778	69,965	9,838,225
William W. Douglas, III	177,717,674	578,136	71,309	9,838,225
Cheryl W. Grisé	172,444,637	5,726,573	195,909	9,838,225
Daniel J. Heinrich	177,734,180	561,109	71,830	9,838,225
Paul C. Hilal	174,214,309	4,083,881	68,929	9,838,225
Timothy A. Johnson	177,543,085	752,102	71,932	9,838,225
Edward J. Kelly, III	168,890,342	9,403,418	73,359	9,838,225
Jeffrey G. Naylor	175,979,955	2,314,689	72,475	9,838,225
Diane E. Randolph	178,121,296	170,864	74,959	9,838,225
Bertram L. Scott	177,183,294	1,114,790	69,035	9,838,225
Stephanie P. Stahl	175,200,588	2,999,269	167,262	9,838,225

2.The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed by the Company on May 6, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
168,595,855	9,544,393	226,871	9,838,225

3.The shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

Votes For	Votes Against	Abstain
174,873,864	13,261,678	69,802

4.The shareholders approved the adoption of the Dollar Tree, Inc. 2025 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
177,699,996	603,672	63,451	9,838,225

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1	By-Laws of Dollar Tree, Inc. (as amended effective June 19, 2025).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 20, 2025	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Chief Legal Officer